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                              FIRST AMENDMENT AGREEMENT

                             dated as of January 1, 1996

                                        among

                                MICRO WAREHOUSE, INC.

                                  MICRO WAREHOUSE AG

                             THE LENDERS SIGNATORY HERETO

                                         and

                   THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                               as Administrative Agent



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                              FIRST AMENDMENT AGREEMENT

    FIRST AMENDMENT AGREEMENT (this "Agreement") dated as of January 1, 1996 among MICRO WAREHOUSE, INC., a corporation organized under the laws of Delaware ("Micro Warehouse"); MICRO WAREHOUSE AG, a corporation organized under the laws of Switzerland (the "New Subsidiary Borrower"); each of the financial institutions which is a signatory hereto as a "Lender" (individually a "Lender" and collectively the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association organized under the laws of the United States of America, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

    WHEREAS, Micro Warehouse, each of the Subsidiaries of Micro Warehouse which is signatory thereto as a "Subsidiary Borrower" (collectively, together with the New Subsidiary Borrower, the "Subsidiary Borrowers" and, together with Micro Warehouse, the "Borrowers"), each of the other Subsidiaries of Micro Warehouse which is a signatory thereto as a "Subsidiary Guarantor" (collectively the "Subsidiary Guarantors" and, together with the Borrowers, the "Obligors"), the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of July 25, 1995 (as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Lenders have extended credit to the Obligors evidenced by certain Revolving Credit Notes issued by the respective Borrower and guarantied by the other Borrowers and the Subsidiary Guarantors;

    WHEREAS, Micro Warehouse, the New Subsidiary Borrower, the Lenders and the Administrative Agent have agreed to enter this Agreement to provide for the addition of the New Subsidiary Borrower as a "Subsidiary Borrower" under the Existing Credit Agreement and the other Facility Documents;

    WHEREAS, the New Subsidiary Borrower hereby acknowledges and confirms that it has received a copy of the Existing Credit Agreement and the other Facility Documents and hereby acknowledges and confirms, as being applicable to it, the recitals set forth in the Facility Documents, and in particular that it expects to derive benefit, direct or indirect, from the credit heretofore and hereafter outstanding to the Obligors under the Amended Credit Agreement; and

    WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement and the Amended Credit Agreement) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

    NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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16.           AMENDMENTS TO EXISTING CREDIT AGREEMENT.

    Each of Micro Warehouse, the New Subsidiary Borrower and, subject to the satisfaction of the conditions set forth in Article 3, the Administrative Agent and the Lenders hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

         (a) The definition of "Subsidiary Borrower" in the introductory paragraph of the Existing Credit Agreement is hereby amended to add the following Subsidiary Borrower: MICRO WAREHOUSE AG.

         (b) Schedule I to the Existing Credit Agreement is hereby amended and restated as set forth in SCHEDULE I hereto.

17.                REPRESENTATIONS AND WARRANTIES.

    Each of Micro Warehouse and the New Subsidiary Borrower (as to itself and its Subsidiaries) hereby represents and warrants that:

01. EXISTING REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in Article 6 of the Existing Credit Agreement and in each of the other Facility Documents are true and correct (except that all references to March 31, 1995 in Section 6.05 of the Existing Credit Agreement shall be to September 30, 1995).

02. NO DEFAULTS. No event has occurred and no condition exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

03. CORPORATE POWER AND AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each of the Obligors of the Amended Facility Documents to which it is a party, the borrowings under the Amended Credit Agreement and the issuance of the Letters of Credit have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, any exchange control law or regulation), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Consolidated Entity; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Consolidated Entity is a party or by which it or its


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Properties may be bound or affected; (e) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the Properties now owned or hereafter acquired by any Consolidated Entity; or (f) cause any Consolidated Entity to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

04. LEGALLY ENFORCEABLE AGREEMENTS. Each Amended Facility Document to which any Obligor is a party is, or when delivered under this Agreement will be, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

18.                CONDITIONS PRECEDENT.

    The consent and the agreement of the Administrative Agent and the Lenders to the amendments set forth in Article 1 are subject to the condition precedent that the Administrative Agent shall have received on or before January 1, 1996 (the "Effective Date") each of the following, in form and substance satisfactory to the Administrative Agent and its counsel:

         (a) counterparts of this Agreement executed by each of Micro Warehouse, the New Subsidiary Borrower, the Lenders and the Administrative Agent;

         (b) new Revolving Credit Notes executed by each of Micro Warehouse and the New Subsidiary Borrower; and

         (c) an opinion of Lev & Berlin, P.C., outside counsel to the Consolidated Entities, dated the Effective Date, in substantially the form of EXHIBIT A1 hereto, and an opinion of foreign local counsel to the New Subsidiary Borrower, dated the Effective Date, in substantially the form of EXHIBIT A2 hereto.

19.                MISCELLANEOUS.

01. DEFINED TERMS. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

02. NONWAIVER. The terms of this Agreement shall not operate as a waiver by the Agent or the Lenders, or otherwise prejudice the rights, remedies or powers of the Agent or the Lenders, under the Amended Facility Documents or under applicable law. Except as expressly provide herein: (a) no terms and provisions of the Facility


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Documents are modified or changed by this Agreement; and (b) the terms and provisions of the Facility Documents shall continue in full force and effect.

03. NEW SUBSIDIARY BORROWER. The New Subsidiary Borrower unconditionally and irrevocably accepts, adheres to, and becomes party to and bound as a "Subsidiary Borrower" under the Existing Credit Agreement, as fully if the New Subsidiary Borrower had been signatory to the Existing Credit Agreement as a "Subsidiary Borrower". In confirmation (but without limitation) of the foregoing, the New Subsidiary Borrower hereby unconditionally agrees to make prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on all obligations under the Revolving Credit Note to which it is the primary obligor and on all of the Guarantied Obligations.

04. REAFFIRMATION. Micro Warehouse acknowledges and reaffirms all of its respective obligations and duties under the Amended Facility Documents to which it is a party.

05. LIMITATION ON GUARANTIED OBLIGATIONS. Notwithstanding anything to the contrary contained herein or in any other Amended Facility Document, the "Guarantied Obligations" of any Guarantor other than Micro Warehouse shall not include the obligations of the New Subsidiary Borrower to the extent not permitted under applicable law without further consent or action by such Guarantor and to the extent such further consent or action has not been previously waived or is nonwaivable under applicable law.

06. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or modified only by an instrument in writing signed by Micro Warehouse, the New Subsidiary Borrower, the Administrative Agent and the Required Lenders, or by Micro Warehouse, the New Subsidiary Borrower and the Administrative Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Administrative Agent acting with the consent of the Required Lenders.

07. EXPENSES. Micro Warehouse (and, insofar it is responsible for such expenses, the New Subsidiary Borrower) shall reimburse the Administrative Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of external domestic and foreign legal counsel for the Administrative Agent) in connection with the preparation of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Amended Facility Document and any other documents prepared in connection herewith or therewith. Micro Warehouse (and, insofar it is responsible for such expenses, the New Subsidiary Borrower) shall reimburse the Administrative Agent and each Lender for all reasonable costs expenses and charges


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(including, without limitation, reasonable fees and charges of external domestic and foreign legal counsel for the Administrative Agent and each Lender) in connection with the enforcement or preservation of any rights or remedies during the existence of an Event of Default (including, without limitation, in connection with any restructuring or insolvency or bankruptcy proceeding).

08. NOTICES. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Administrative Agent by telephone, confirmed by telex, telecopy or other writing, and to the Lenders and to Micro Warehouse or the New Subsidiary Borrower by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Administrative Agent and the Lenders shall be effective upon receipt.

09. TABLE OF CONTENTS; HEADINGS. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

    Section 4.10. SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

    Section 4.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

    Section 4.12. INTEGRATION. The Amended Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

    SECTION 4.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CONNECTICUT.


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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


Address for Notices:                   MICRO WAREHOUSE, INC.

535 Connecticut Avenue
Norwalk, Connecticut 06854             By:
Telephone No.: (203) 899-4000             -------------------------------------
Telecopier No.: (203) 899-4203             Name:
Attention: Chief Financial Officer         Title:
Attention:  General Manager






                    [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

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                                       NEW SUBSIDIARY BORROWER:

Address for Notices:                   MICRO WAREHOUSE AG


                                       By:
                                          -------------------------------------
                                           Name:
                                           Title:






                    [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

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                                       ADMINISTRATIVE AGENT:
                                       THE CHASE MANHATTAN BANK
                                       (NATIONAL ASSOCIATION)

                                       By:
                                          -------------------------------------
                                           Name:
                                           Title:

                                       Address for Notices:

                                       New York Agency
                                       4 Chase Metrotech Center
                                       Brooklyn, New York 11245

                                       with a copy to:
                                       999 Broad Street
                                       Bridgeport, CT 06604
                                       Attn: Karim T. Assef
                                       Telecopier No.: (203)382-6573






                    [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                                       LENDERS:
                                       THE CHASE MANHATTAN BANK
                                         (NATIONAL ASSOCIATION)

                                       By:
                                          -------------------------------------
                                           Name:
                                           Title:


                                       Address for Notices:

                                       999 Broad Street
                                       Bridgeport, CT 06604
                                       Attn: Karim T. Assef
                                       Telecopier No.: (203) 382-6573






                    [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                                                                      SCHEDULE I

                             REVOLVING CREDIT COMMITMENTS


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      BORROWER                                 THE CHASE MANHATTAN BANK
                                                (NATIONAL ASSOCIATION)
      -----------------------------------------------------------------
      MICRO WAREHOUSE, INC.                                $24,500,000
      -----------------------------------------------------------------
      MICRO WAREHOUSE FINLAND OY                            $1,250,000
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      MICRO WAREHOUSE SWEDEN AB                             $1,000,000
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      MICRO WAREHOUSE HOLDING B.V.                          $4,000,000
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      MICRO WAREHOUSE NORWAY AS                             $1,500,000
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      MICRO WAREHOUSE DENMARK APS                           $1,000,000
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      MICRO WAREHOUSE LIMITED                               $4,500,000
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      MICRO WAREHOUSE FRANCE SARL                           $6,000,000
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      MICRO WAREHOUSE (DEUTSCHLAND) GMBH                    $4,000,000
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      MICRO WAREHOUSE JAPAN, INC.                           $1,750,000
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      MICRO WAREHOUSE AG                                      $500,000
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      TOTAL REVOLVING CREDIT COMMITMENTS                   $50,000,000
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